UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 17, 2004
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	58-2205984

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)

770-767-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1
Ex-99.2
Ex-99.3

Item 7.01. Regulation FD Disclosure.

     As previously disclosed in our Current Report on Form 8-K, dated June 30, 2004, we recently sold our pharmacy and supplies business (the “Pharmacy and Supplies Business”). In compliance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long—Lived Assets, the Company is required to report revenues, expenses and the gain on the disposition of the Pharmacy and Supplies Business as income from discontinued operations for each period presented in its quarterly reports filed during 2004 and for comparable periods in 2002 and 2003. The regulations of the Securities and Exchange Commission require that our financial statements that will be included in our Annual Report on Form 10-K for the year ending December 31, 2004 contain the same reclassification for previously issued annual financial statements for each of the years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended. We are providing this information in advance of the filing of our Annual Report on Form 10-K for the year ending December 31, 2004 because we believe that this information is useful to investors in evaluating the performance of the Company.

     The historical financial information included in Exhibit 99.1 has been revised and updated from its original presentation to (i) incorporate the impact of the reclassification as discontinued operations of the results of operations of the Pharmacy and Supplies Business which we sold on June 30, 2004 for the years ended December 31, 2002 and 2003 and (ii) to conform to the presentation on our Form 10-Q for the six months ended June 30, 2004.

     The historical financial information in Exhibit 99.2 has been revised and updated from its original presentation to reflect the reclassification described above and to exclude certain unusual items, for the years ended December 31, 2002 and 2003 and for the six month period ended June 30, 2004. These items include costs associated with repurchasing on June 30, 2004 $120 million in aggregate principal amount of the Company’s 11% Series B Senior Notes due 2008 (the “11% Senior Notes”), additional interest expense incurred as a result of the timing of the use of the proceeds from the sale on May 5 and June 3, 2004 of the Company’s 4.875% Convertible Senior Subordinated Notes due 2024 to purchase the 11% Senior Notes, the restructuring of split-dollar life insurance plans, retirement of notes receivable acquired from a predecessor organization, reserves to increase the provision for doubtful accounts, write-off of unamortized loan origination costs incurred in connection with the cancellation of our former bank credit facility, write-offs of obsolete technology and a restructuring charge relating to cost reduction initiatives in our Women’s and Children’s Health segment.

     Due to the exclusion of the unusual items listed above, the Consolidated Condensed Statements of Operations, As Adjusted for Unusual Items (Exhibit 99.2), contain non-GAAP financial measures. The Company believes that these measures provide useful information to investors because the items that are excluded relate to unusual events that resulted in a significant impact during their respective reporting periods and are not likely to recur regularly or in predictable amounts and, consequently, presenting net earnings and earnings per share, excluding such unusual items, is meaningful supplemental information for investors. A reconciliation of these non-GAAP financial measures is included in the Reconciliation of Restated Earnings (Loss) from Continuing Operations to Restated Earnings (Loss) from Continuing Operations, As Adjusted for Unusual Items (Exhibit 99.3).

     This supplemental information is being furnished to assist investors in analyzing the Company’s historical 2003 and 2002 financial information. While the Company believes that the non-GAAP financial measures included in this Report are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP.

     The information set forth under this Item 7.01 is being furnished under Items 7.01 and 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Consolidated Condensed Statements of Operations Restated for Discontinued Operations for the years ended December 31, 2002 and 2003, and the six months ended June 30, 2004.

99.2	Consolidated Condensed Statements of Operations, As Adjusted for Unusual Items, Restated for Discontinued Operations for the years ended December 31, 2002 and 2003, and the six months ended June 30, 2004.

99.3	Reconciliation of Restated Earnings (Loss) from Continuing Operations to Restated Earnings (Loss) from Continuing Operations, As Adjusted for Unusual Items, for the years ended December 31, 2002 and December 31, 2003 and the six months ended June 30, 2004.

The exhibits set forth under this Item 9.01 are being furnished pursuant to Items 7.01 and 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.
	By:	/s/ Stephen M. Mengert
Stephen M. Mengert
Vice-President Finance and Chief Financial Officer

Dated: September 17, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Consolidated Condensed Statements of Operations Restated for Discontinued Operations for the years ended December 31, 2002 and 2003, and the six months ended June 30, 2004.
99.2	Consolidated Condensed Statements of Operations, As Adjusted for Unusual Items, Restated for Discontinued Operations for the years ended December 31, 2002 and 2003, and the six months ended June 30, 2004.
99.3	Reconciliation of Restated Earnings (Loss) from Continuing Operations to Restated Earnings (Loss) from Continuing Operations, As Adjusted for Unusual Items, for the years ended December 31, 2002 and December 31, 2003 and the six months ended June 30, 2004.